Exhibit 99.2

Franklin Street Properties

Supplemental Operating & Financial Data

401 Edgewater Place ~ Wakefield, MA 01880
781.557.1300 ~ www.fspreit.com

Third Quarter 2020 Table of Contents

	Page		Page

Company Information	3	Tenant Analysis and Leasing Activity
		Tenants by Industry	18
Key Financial Data		20 Largest Tenants with Annualized Rent and Remaining Term	19-20
Financial Highlights	4	Leasing Activity	21
Income Statements	5	Lease Expirations by Square Feet	22
Balance Sheets	6	Lease Expirations with Annualized Rent per Square Foot	23
Cash Flow Statements	7	Redevelopment Activity	24
Property Net Operating Income (NOI)	8	Capital Expenditures	25

Reconciliation		Transaction Activity	26
FFO & AFFO	9
EBITDA	10	Loan Portfolio of Secured Real Estate	27
Property NOI	11
		Net Asset Value Components	28
Debt Summary	12
		Appendix: Definitions of Non-GAAP Measures
Capital Analysis	13	FFO	29
		EBITDA and NOI	30
Owned and Managed Portfolio Overview	14-17	AFFO	31

All financial information contained in this supplemental information package is unaudited.  In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws.  Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Factors that could cause actual results to differ materially from FSP’s current expectations include adverse changes in general economic or local market conditions, including as a result of the COVID-19 pandemic and other potential infectious disease outbreaks and terrorist attacks or other acts of violence, which may negatively affect the markets in which we and our tenants operate, increasing interest rates, disruptions in the debt markets, economic conditions in the markets in which we own properties, risks of a lessening of demand for the types of real estate owned by us, adverse changes in energy prices, which if sustained, could negatively impact occupancy and rental rates in the markets in which we own properties, including energy-influenced markets such as Dallas, Denver and Houston, changes in government regulations and regulatory uncertainty, uncertainty about governmental fiscal policy, geopolitical events and expenditures that cannot be anticipated such as utility rate and usage increases, delays in construction schedules, unanticipated increases in construction costs, unanticipated repairs, additional staffing, insurance increases and real estate tax valuation reassessments.  FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Greenwood Plaza, Englewood, CO

September 30, 2020| Page 2

Company Information

Overview		Snapshot (as of September 30, 2020)

Franklin Street Properties Corp., based in Wakefield, Massachusetts, is focused on infill and central business district (CBD) office properties in the U.S. Sunbelt and Mountain West, as well as select opportunistic markets.  FSP seeks value-oriented investments with an eye towards long-term growth and appreciation, as well as current income.  FSP is a Maryland corporation that operates in a manner intended to qualify as a real estate investment trust (REIT) for federal income tax purposes. FSP’s real estate operations include property acquisitions and dispositions, short-term financing, leasing, development and asset management.

		Corporate Headquarters	Wakefield, MA
		Fiscal Year-End	31-Dec
		Total Properties	35 (1)
		Total Square Feet	9.9 Million (1)
		Trading Symbol	FSP
		Exchange	NYSE American
		Common Shares Outstanding	107,328,199
		Quarterly Dividend	$0.09
Our Business		Dividend Yield	9.8%

As of September 30, 2020, the Company owned and operated a portfolio of real estate consisting of 32 operating  properties, three redevelopment properties and two managed Sponsored REITs.  From time-to-time, the Company may acquire, develop or redevelop real estate, make additional secured loans or acquire one of its Sponsored REITs. The Company may also pursue, on a selective basis, the sale of its properties in order to take advantage of the value creation and demand for its properties, or for geographic or property specific reasons.

		Total Market Capitalization	$1.4 Billion (2)
		Insider Holdings	4.38%

Management Team

George J. Carter	Jeffrey B. Carter
Chief Executive Officer and	President and Chief Investment
Chairman of the Board	Officer

John G. Demeritt	Scott H. Carter
Executive Vice President, Chief	Executive Vice President, General
Financial Officer and Treasurer	Counsel and Secretary

John F. Donahue	Eriel Anchondo
Executive Vice President	Executive Vice President and Chief Operating Officer	Plaza Seven, Minneapolis, MN

Inquiries
Inquiries should be directed to: Georgia Touma

877.686.9496 or InvestorRelations@fspreit.com

(1) Includes both operating and redevelopment properties.

(2) Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding.

September 30, 2020| Page 3

Summary of Financial Highlights

(in thousands except per share amounts, SF & number of properties)
	30-Sep-20	30-Jun-20	31-Mar-20	31-Dec-19	30-Sep-19
Income Items:
Rental revenue	$61,834	$60,398	$62,567	$68,575	$68,108
Total revenue	62,247	60,808	62,983	68,997	68,539
Net income (loss)	(1,679)	(2,075)	(1,071)	3,648	2,399
Adjusted EBITDA*	29,334	29,139	30,325	35,632	33,996
FFO*	20,446	20,194	21,292	26,755	24,908
AFFO*	3,452	165	3,101	544	10,364

Per Share Data:
EPS	$(0.02)	$(0.02)	$(0.01)	$0.03	$0.02
FFO*	$0.19	$0.19	$0.20	$0.25	$0.23
AFFO*	$0.03	$0.00	$0.03	$0.01	$0.10
Weighted Average Shares (diluted)	107,328	107,287	107,269	107,240	107,231
Closing share price	$3.66	$5.09	$5.73	$8.56	$8.46
Dividend declared	$0.09	$0.09	$0.09	$0.09	$0.09

Balance Sheet Items:
Real estate, net	$1,649,649	$1,645,898	$1,639,196	$1,637,210	$1,626,510
Other assets, net	190,372	189,537	208,431	205,444	216,640
Total assets, net	1,840,021	1,835,435	1,847,627	1,842,654	1,843,150
Total liabilities, net	1,102,556	1,089,432	1,090,309	1,056,258	1,053,497
Shareholders' equity	737,465	746,003	757,318	786,396	789,653

Market Capitalization and Debt:
Total Market Capitalization (a)	$1,392,821	$1,546,301	$1,614,653	$1,888,224	$1,877,176
Total debt outstanding (excluding unamortized financing costs)	$1,000,000	$1,000,000	$1,000,000	$970,000	$970,000
Debt to Total Market Capitalization	71.8%	64.7%	61.9%	51.4%	51.7%
Net Debt to Adjusted EBITDA*	8.5	8.6	8.1	6.7	7.0

Operating Properties Leasing Statistics (b):
Operating properties assets	32	32	32	32	32
Operating properties total SF	9,526,822	9,508,226	9,506,513	9,504,634	9,503,964
Operating properties % leased	85.6%	84.5%	85.4%	87.6%	89.7%

(a)	Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding on that date.
(b)	Excludes redevelopment properties.
*	See pages 9 & 10 for reconciliations of Net income or loss to FFO, AFFO and Adjusted EBITDA, respectively, and the Appendix for Definitions of these Non-GAAP Measures beginning on page 29.

September 30, 2020| Page 4

Condensed Consolidated Income Statements ($ in thousands, except per share amounts)

				For the Nine					For the
	For the Three Months Ended			Months Ended	For the Three Months Ended				Year Ended
	31-Mar-20	30-Jun-20	30-Sep-20	30-Sep-20	31-Mar-19	30-Jun-19	30-Sep-19	31-Dec-19	31-Dec-19

Revenue:
Rental	$62,567	$60,398	$61,834	$184,799	$63,359	$65,485	$68,108	$68,575	$265,527
Related party revenue:
Management fees and interest income from loans	403	405	400	1,208	1,352	1,322	426	417	3,517
Other	13	5	13	31	5	6	5	5	21
Total revenue	62,983	60,808	62,247	186,038	64,716	66,813	68,539	68,997	269,065

Expenses:
Real estate operating expenses	17,298	15,470	16,730	49,498	17,726	17,116	18,041	19,428	72,311
Real estate taxes and insurance	11,762	12,307	12,279	36,348	12,102	12,801	12,505	10,463	47,871
Depreciation and amortization	22,338	22,245	22,076	66,659	23,245	22,109	22,559	22,996	90,909
General and administrative	3,525	3,817	3,817	11,159	3,509	3,702	3,886	3,376	14,473
Interest	9,063	8,980	8,953	26,996	9,368	9,371	9,036	8,982	36,757
Total expenses	63,986	62,819	63,855	190,660	65,950	65,099	66,027	65,245	262,321

Income (loss) before taxes on income	(1,003)	(2,011)	(1,608)	(4,622)	(1,234)	1,714	2,512	3,752	6,744
Tax expense on income	68	64	71	203	(29)	81	113	104	269

Net income (loss)	$(1,071)	$(2,075)	$(1,679)	$(4,825)	$(1,205)	$1,633	$2,399	$3,648	$6,475

Weighted average number of shares outstanding, basic and diluted	107,269	107,287	107,328	107,295	107,231	107,231	107,231	107,240	107,233

Net income (loss) per share, basic and diluted	$(0.01)	$(0.02)	$(0.02)	$(0.04)	$(0.01)	$0.02	$0.02	$0.03	$0.06

September 30, 2020| Page 5

$ in thousands, except per share amounts)
Condensed Consolidated Balance Sheets (in thousands)

	March 31,	June 30,	September 30,	March 31,	June 30,	September 30,	December 31,
	2020	2020	2020	2019	2019	2019	2019
Assets:
Real estate assets:
Land	$191,578	$191,578	$191,578	$191,578	$191,578	$191,578	$191,578
Buildings and improvements	1,941,952	1,964,308	1,983,979	1,872,082	1,886,294	1,900,131	1,924,664
Fixtures and equipment	11,917	12,250	12,714	9,153	10,607	11,099	11,665
	2,145,447	2,168,136	2,188,271	2,072,813	2,088,479	2,102,808	2,127,907
Less accumulated depreciation	506,251	522,238	538,622	447,980	460,798	476,298	490,697
Real estate assets, net	1,639,196	1,645,898	1,649,649	1,624,833	1,627,681	1,626,510	1,637,210

Acquired real estate leases, net	37,270	34,022	31,011	53,948	49,475	45,066	40,704
Cash, cash equivalents and restricted cash	17,283	2,890	4,840	8,832	13,100	20,159	9,790
Tenant rent receivables, net	3,609	4,192	4,007	4,489	6,366	4,410	3,851
Straight-line rent receivable, net	68,317	69,062	71,033	55,836	61,438	64,111	66,881
Prepaid expenses and other assets	7,486	6,506	6,538	10,469	8,052	8,868	7,246
Related party mortgage loan receivable	21,000	21,000	21,000	72,795	21,530	21,265	21,000
Other assets: derivative asset	—	—	—	10,469	4,645	2,844	3,022
Office computers and furniture, net of accumulated depreciation	215	196	178	166	154	136	183
Deferred leasing commissions, net	53,251	51,669	51,765	49,408	50,901	49,781	52,767
Total assets	$1,847,627	$1,835,435	$1,840,021	$1,891,245	$1,843,342	$1,843,150	$1,842,654

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$30,000	$30,000	$30,000	$40,000	$—	$—	$—
Term loan payable, net of unamortized financing costs	766,124	766,493	766,863	764,642	765,005	765,369	765,733
Series A & Series B Senior Notes	199,055	199,096	199,137	198,892	198,933	198,974	199,015
Accounts payable and accrued expenses	57,076	55,712	69,905	52,248	54,282	61,657	66,658
Accrued compensation	1,335	2,278	3,634	1,073	2,191	3,769	3,400
Tenant security deposits	9,615	9,155	9,435	6,352	9,118	9,008	9,346
Lease liability	1,803	1,716	1,627	2,141	2,059	1,976	1,890
Other liabilities: derivative liabilities	23,035	22,958	20,157	2,496	8,132	9,934	7,704
Acquired unfavorable real estate leases, net	2,266	2,024	1,798	3,414	3,114	2,810	2,512
Total liabilities	1,090,309	1,089,432	1,102,556	1,071,258	1,042,834	1,053,497	1,056,258

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	—	—	—	—	—	—	—
Common stock	11	11	11	11	11	11	11
Additional paid-in capital	1,356,794	1,357,131	1,357,131	1,356,457	1,356,457	1,356,457	1,356,794
Accumulated other comprehensive income (loss)	(23,035)	(22,958)	(20,157)	7,973	(3,487)	(7,090)	(4,682)
Accumulated distributions in excess of accumulated earnings	(576,452)	(588,181)	(599,520)	(544,454)	(552,473)	(559,725)	(565,727)
Total stockholders’ equity	757,318	746,003	737,465	819,987	800,508	789,653	786,396
Total liabilities and stockholders’ equity	$1,847,627	$1,835,435	$1,840,021	$1,891,245	$1,843,342	$1,843,150	$1,842,654

September 30, 2020| Page 6

Condensed Consolidated Statements of Cash Flows (in thousands)

	Nine Months Ended September 30,
	2020	2019
Cash flows from operating activities:
Net income (loss)	$(4,825)	$2,827
Adjustments to reconcile net income or loss to net cash provided by operating activities:
Depreciation and amortization expense	68,859	70,072
Amortization of above and below market leases	(234)	(305)
Shares issued as compensation	337	—
Decrease in allowance for doubtful accounts and write-off of accounts receivable	(13)	(69)
Changes in operating assets and liabilities:
Tenant rent receivables	(143)	(403)
Straight-line rents	(2,636)	(6,950)
Lease acquisition costs	(1,516)	(3,155)
Prepaid expenses and other assets	(504)	1,261
Accounts payable and accrued expenses	2,527	2,849
Accrued compensation	234	726
Tenant security deposits	89	2,689
Payment of deferred leasing commissions	(6,168)	(9,485)
Net cash provided by operating activities	56,007	60,057

Cash flows from investing activities:
Property improvements, fixtures and equipment	(61,989)	(47,905)
Investment in related party mortgage loan receivable	—	(2,400)
Repayment of related party mortgage loan receivable	—	51,795
Proceeds received from liquidating trust	—	1,470
Net cash provided by (used) in investing activities	(61,989)	2,960

Cash flows from financing activities:
Distributions to stockholders	(28,968)	(28,953)
Borrowings under bank note payable	85,000	45,000
Repayments of bank note payable	(55,000)	(70,000)
Deferred Financing Costs	—	(82)
Net cash provided by (used in) financing activities	1,032	(54,035)
Net increase (decrease) in cash, cash equivalents and restricted cash	(4,950)	8,982
Cash, cash equivalents and restricted cash, beginning of period	9,790	11,177
Cash, cash equivalents and restricted cash, end of period	$4,840	$20,159

September 30, 2020| Page 7

Property Net Operating Income (NOI)* with Same Store Comparison (in thousands)

	Rentable				Nine Months				Nine Months
	Square Feet	Three Months Ended			Ended	Three Months Ended			Ended	Inc	%
(in thousands)	or RSF	31-Mar-20	30-Jun-20	30-Sep-20	30-Sep-20	31-Mar-19	30-Jun-19	30-Sep-19	30-Sep-19	(Dec)	Change
Region
East	833	$2,836	$3,019	$2,425	$8,280	$2,659	$2,792	$2,684	$8,135	$145	1.8%
MidWest	1,557	5,485	5,089	5,068	15,642	5,163	5,174	5,297	15,634	8	0.1%
South	4,387	13,290	13,025	13,619	39,934	14,272	15,196	17,456	46,924	(6,990)	(14.9)%
West	2,620	11,463	11,211	10,976	33,650	10,558	11,240	11,134	32,932	718	2.2%
Property NOI* from Operating Properties	9,397	33,074	32,344	32,088	97,506	32,652	34,402	36,571	103,625	(6,119)	(5.9)%
Dispositions and Redevelopment Properties (a)	519	(200)	(148)	109	(239)	322	294	296	912	(1,151)	(1.1)%
Property NOI*	9,916	$32,874	$32,196	$32,197	$97,267	$32,974	$34,696	$36,867	$104,537	$(7,270)	(7.0)%

Same Store		$33,074	$32,344	$32,088	$97,506	$32,652	$34,402	$36,571	$103,625	$(6,119)	(5.9)%

Less Nonrecurring
Items in NOI* (b)		26	810	351	1,187	35	706	3,434	4,175	(2,988)	2.8%

Comparative
Same Store		$33,048	$31,534	$31,737	$96,319	$32,617	$33,696	$33,137	$99,450	$(3,131)	(3.1)%

(a)	We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized. We also include properties that have been placed in service, but that do not have operating activity for all periods presented.
(b)	Nonrecurring items in NOI include proceeds from bankruptcies, lease termination fees or other significant nonrecurring income or expenses, which may affect comparability.

*	See the Appendix for Definition of Non-GAAP Measures beginning on page 29.

September 30, 2020| Page 8

FFO* & AFFO* Reconciliation (in thousands, except per share amounts)

				Nine Months					Year
	Three Months Ended			Ended	Three Months Ended				Ended
	31-Mar-20	30-Jun-20	30-Sep-20	30-Sep-20	31-Mar-19	30-Jun-19	30-Sep-19	31-Dec-19	31-Dec-19

Net income (loss)	$(1,071)	$(2,075)	$(1,679)	$(4,825)	$(1,205)	$1,633	$2,399	$3,648	$6,475

Depreciation & amortization	22,265	22,170	21,989	66,424	23,133	22,028	22,448	22,898	90,507
NAREIT FFO*	21,194	20,095	20,310	61,599	21,928	23,661	24,847	26,546	96,982
Lease Acquisition costs	98	99	136	333	182	108	61	209	560
Funds From Operations (FFO)*	$21,292	$20,194	$20,446	$61,932	$22,110	$23,769	$24,908	$26,755	$97,542

Adjusted Funds From Operations (AFFO)*
Funds From Operations (FFO)*	$21,292	$20,194	$20,446	$61,932	$22,110	$23,769	$24,908	$26,755	$97,542
Amortization of deferred financing costs	748	726	727	2,201	717	720	720	721	2,878
Shares issued as compensation	—	337	—	337	—	—	—	337	337
Straight-line rent	(966)	(377)	(1,293)	(2,636)	(1,140)	(3,689)	(2,120)	(1,927)	(8,876)
Tenant improvements	(10,716)	(13,531)	(8,022)	(32,269)	(8,318)	(10,169)	(7,890)	(15,874)	(42,251)
Leasing commissions	(2,730)	(603)	(2,033)	(5,366)	(4,239)	(3,666)	(1,286)	(3,164)	(12,355)
Non-investment capex	(4,527)	(6,581)	(6,373)	(17,481)	(2,413)	(4,049)	(3,968)	(6,304)	(16,734)
Adjusted Funds From Operations (AFFO)*	$3,101	$165	$3,452	$6,718	$6,717	$2,916	$10,364	$544	$20,541

Per Share Data:
EPS	$(0.01)	$(0.02)	$(0.02)	$(0.04)	$(0.01)	$0.02	$0.02	$0.03	$0.06
FFO*	0.20	0.19	0.19	0.58	0.21	0.22	0.23	0.25	0.91
AFFO*	0.03	0.00	0.03	0.06	0.06	0.03	0.10	0.01	0.19

Weighted Average Shares (basic and diluted)	107,269	107,287	107,328	107,295	107,231	107,231	107,231	107,240	107,233

*	See the Appendix for Definitions of these Non-GAAP Measures beginning on page 29.

September 30, 2020| Page 9

EBITDA* & Adjusted EBITDA* Reconciliation (in thousands, except ratio amounts)

				Nine Months					Year
	Three Months Ended			Ended	Three Months Ended				Ended
	31-Mar-20	30-Jun-20	30-Sep-20	30-Sep-20	31-Mar-19	30-Jun-19	30-Sep-19	31-Dec-19	31-Dec-19

Net income (loss)	$(1,071)	$(2,075)	$(1,679)	$(4,825)	$(1,205)	$1,633	$2,399	$3,648	$6,475
Interest expense	9,063	8,980	8,953	26,996	9,368	9,371	9,036	8,982	36,757
Depreciation and amortization	22,265	22,170	21,989	66,424	23,133	22,028	22,448	22,898	90,507
Income taxes	68	64	71	203	(29)	81	113	104	269
EBITDA*	$30,325	29,139	29,334	88,798	$31,267	$33,113	$33,996	$35,632	$134,008
(Gain) loss on sale of properties and provisions for loss on properties held for sale or equity investments	—	—	—	—	—	—	—	—	—
Adjusted EBITDA*	$30,325	$29,139	$29,334	$88,798	$31,267	$33,113	$33,996	$35,632	$134,008

Interest expense	$9,063	$8,980	$8,953	$26,996	$9,368	$9,371	$9,036	$8,982	$36,757
Scheduled principal payments	—	—	—	—	—	—	—	—	—
Interest and scheduled principal payments	$9,063	$8,980	$8,953	$26,996	$9,368	$9,371	$9,036	$8,982	$36,757

Interest coverage ratio	3.35	3.24	3.28	3.29	3.34	3.53	3.76	3.97	3.65

Debt service coverage ratio	3.35	3.24	3.28	3.29	3.34	3.53	3.76	3.97	3.65

Debt excluding unamortized financing costs	$1,000,000	$1,000,000	$1,000,000		$1,010,000	$970,000	$970,000	$970,000
Cash, cash equivalents and restricted cash	17,283	2,890	4,840		8,832	13,100	20,159	9,790
Net Debt (Debt less Cash, cash equivalents and restricted cash)	$982,717	$997,110	$995,160		$1,001,168	$956,900	$949,841	$960,210

Adjusted EBITDA*	$30,325	$29,139	$29,334		$31,267	$33,113	$33,996	$35,632
Annualized	$121,300	$116,556	$117,336		$125,068	$132,452	$135,984	$142,528

Net Debt-to-Adjusted EBITDA*	8.1	8.6	8.5		8.0	7.2	7.0	6.7

*

See the Appendix for Definitions of these Non-GAAP Measures beginning on page 29. Amounts in the EBITDA and Adjusted EBITDA reconciliation do not reflect our proportionate share of interest expense, depreciation, amortization, income taxes, gains or losses on sales and debt from our investments in non-consolidated REITs, which are accounted for under the equity method.

September 30, 2020| Page 10

Reconciliation of Net Income (Loss) to Property NOI* (in thousands)

				Nine Months					Year
	Three Months Ended			Ended	Three Months Ended				Ended
	31-Mar-20	30-Jun-20	30-Sep-20	30-Sep-20	31-Mar-19	30-Jun-19	30-Sep-19	31-Dec-19	31-Dec-19
Net income (loss)	$(1,071)	$(2,075)	$(1,679)	$(4,825)	$(1,205)	$1,633	$2,399	$3,648	$6,475
Add (deduct):
Management fee income	(478)	(446)	(484)	(1,408)	(677)	(645)	(634)	(570)	(2,526)
Depreciation and amortization	22,338	22,245	22,076	66,659	23,245	22,109	22,559	22,996	90,909
Amortization of above/below market leases	(73)	(75)	(86)	(234)	(112)	(81)	(112)	(97)	(402)
General and administrative	3,525	3,817	3,817	11,159	3,509	3,703	3,886	3,375	14,473
Interest expense	9,063	8,980	8,953	26,996	9,368	9,371	9,036	8,982	36,757
Interest income	(382)	(381)	(386)	(1,149)	(1,294)	(1,259)	(395)	(390)	(3,338)
Non-property specific items, net	(48)	131	(14)	69	140	(135)	128	(11)	122
Property NOI*	$32,874	$32,196	$32,197	$97,267	$32,974	$34,696	$36,867	$37,933	$142,470

*	See the Appendix for Definition of Non-GAAP Measures beginning on page 29.

September 30, 2020| Page 11

Debt Summary (in thousands)

		Maximum	Amount	Interest			Interest
	Maturity	Amount	Drawn at	Rate (a)			Rate at	Facility
	Date	of Loan	30-Sep-20	Components			30-Sep-20	Fee

BAML Revolver	12-Jan-22	$600,000	$30,000	L	+	1.20%	1.36%	0.25%
JPM Term Loan (b)	30-Nov-21	150,000	150,000	L	+	1.25%	2.94%
BAML Term Loan	12-Jan-23	400,000	400,000	1.12%	+	1.35%	2.47%
BMO Term Loan Tranche A	30-Nov-21	55,000	55,000	2.39%	+	1.25%	3.64%
BMO Term Loan Tranche B	31-Jan-24	165,000	165,000	2.39%	+	1.25%	3.64%
Series A Senior Notes	20-Dec-24	116,000	116,000				3.99%
Series B Senior Notes	20-Dec-27	84,000	84,000				4.26%

		$1,570,000	$1,000,000				3.09%

●	On August 2, 2018, we entered into an Amended and Restated Credit Agreement with respect to the JPM Term Loan, which extended the maturity of the JPM Term Loan to November 30, 2021 and reduced the number of basis points over the LIBOR-based rate used to determine the interest rate. The maturity date may be extended by two additional six-month periods or until November 30, 2022. On March 7, 2019, we entered into interest rate swap transactions for a $100 million portion of the $150 million JPM Term Loan that fixed the LIBOR-based rate at 2.44% from March 29, 2019 and until the loan matures on November 30, 2021. Accordingly, the interest rate on the $100 million portion was 3.69% and the interest rate on the remaining $50 million portion was 1.44% at September 30, 2020. The weighted average rate at September 30, 2020 was 2.94% on the JPM Term Loan.
●	On September 27, 2018, we entered into a Second Amended and Restated Credit Agreement with respect to the BMO Term Loan, which consists of a $55 million tranche A term loan and a $165 million tranche B term loan. The tranche A term loan matures on November 30, 2021 and the tranche B term loan matures on January 31, 2024. The number of basis points over LIBOR used to determine the interest rate was reduced.
●	The BAML Revolver is subject to a 25 basis point facility fee based on our credit rating and, when applied to our availability of $600 million at September 30, 2020, would be $1.5 million annually.
●	On October 24, 2017, we entered into a note purchase agreement relating to a private placement of $200 million in aggregate principal amount of unsecured senior notes, consisting of $116 million in aggregate principal amount of 3.99% Series A Senior Notes with a 7-year maturity and $84 million in aggregate principal amount of 4.26% Series B Senior Notes with a 10-year maturity. On December 20, 2017, we drew the proceeds from the private placement and reduced the outstanding balance on our revolving line of credit.
●	We incurred financing costs, some of which are deferred and amortized into interest expense during the terms of the loans we execute. We estimate the annualized rate for this amortization to interest expense will be approximately $2.9 million.
●	Additional information on these transactions can be found in Current Reports on Form 8-K that the Company filed with the U.S. Securities and Exchange Commission on October 24, 2017, August 2, 2018 and September 27, 2018.

(a)	Interest rate excludes amortization of deferred financing costs and facility fees, which is discussed in the notes above.
(b)	The interest rate is calculated as $100 million at the fixed rate of 3.69% and the remaining $50 million at the floating rate plus 1.25%, or 1.44% as of September 30, 2020.

September 30, 2020| Page 12

Capital Analysis (in thousands, except per share amounts)

	31-Mar-20	30-Jun-20	30-Sep-20	31-Mar-19	30-Jun-19	30-Sep-19	31-Dec-19
Market Data:
Shares Outstanding	107,269	107,328	107,328	107,231	107,231	107,231	107,269
Closing market price per share	$5.73	$5.09	$3.66	$7.19	$7.38	$8.46	$8.56
Market capitalization	$614,653	$546,301	$392,821	$770,992	$791,366	$907,176	$918,224
Total debt outstanding excluding unamortized financing costs	1,000,000	1,000,000	1,000,000	1,010,000	970,000	970,000	970,000
Total Market Capitalization	$1,614,653	$1,546,301	$1,392,821	$1,780,992	$1,761,366	$1,877,176	$1,888,224

Dividend Data:
Total dividends declared for the quarter	$9,654	$9,654	$9,660	$9,651	$9,651	$9,651	$9,650
Common dividend declared per share	$0.09	$0.09	$0.09	$0.09	$0.09	$0.09	$0.09
Declared dividend as a % of Net income (loss) per share	-901%	-465%	-575%	-801%	591%	402%	265%
Declared dividend as a % of AFFO* per share	311%	5852%	280%	144%	331%	93%	1774%

Liquidity:
Cash, cash equivalents and restricted cash	$17,283	$2,890	$4,840	$8,832	$13,100	$20,159	$9,790
Revolver:
Gross potential available under the BAML Revolver	600,000	600,000	600,000	600,000	600,000	600,000	600,000
Less:
Outstanding balance	(30,000)	(30,000)	(30,000)	(40,000)	—	—	—
Total Liquidity	$587,283	$572,890	$574,840	$568,832	$613,100	$620,159	$609,790

*	See page 9 for a reconciliation of Net Income (Loss) to AFFO and the Appendix for Definitions of Non-GAAP Measures beginning on page 29.

September 30, 2020| Page 13

Owned Portfolio Overview

	As of the Quarter Ended
	30-Sep-20	30-Jun-20	31-Mar-20	31-Dec-19	30-Sep-19
Operating Properties:
Number of properties	32	32	32	32	32
Square feet	9,526,822	9,508,226	9,506,513	9,504,634	9,503,964
Leased percentage	85.6%	84.5%	85.4%	87.6%	89.7%

Redevelopment Properties (a):
Number of properties	3	3	3	3	3
Square feet	388,849	405,215	405,215	405,215	405,215
Leased percentage	53.0%	55.8%	55.8%	50.3%	50.3%

Total Owned Properties:
Number of properties	35	35	35	35	35
Square feet	9,915,671	9,913,441	9,911,728	9,909,849	9,909,179
Leased percentage	84.3%	83.3%	84.2%	86.1%	88.1%

Managed Properties - Single Asset REITs (SARs):
Number of properties	2	2	2	2	2
Square feet	348,545	348,545	348,545	348,545	348,545

Total Operating, Redevelopment and Managed Properties:
Number of properties	37	37	37	37	37
Square feet	10,264,216	10,261,986	10,260,273	10,258,394	10,257,724

(a)	We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.

September 30, 2020| Page 14

Owned Portfolio Overview

				Percent	Wtd Occupied	GAAP					Percent	Wtd Occupied	GAAP
MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)	MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)

Owned Properties:

East Region							Midwest Region

Washington, D.C.							Chicago
Forest Park (c)	Charlotte	NC	64,198	78.4%	11.7%	$20.20	Northwest Point	Elk Grove Village	IL	177,095	100.0%	100.0%		$27.35
Meadow Point	Chantilly	VA	138,537	70.3%	78.2%	$23.89	909 Davis Street	Evanston	IL	195,098	93.3%	93.3%		$41.54
Loudoun Tech Center	Dulles	VA	136,658	98.9%	98.9%	$18.30
Stonecroft (c)	Chantilly	VA	111,469	0.0%	0.0%	$—	Indianapolis
							River Crossing	Indianapolis	IN	205,729	100.0%	98.2%		$24.45
Richmond
Innsbrook	Glen Allen	VA	298,183	57.2%	57.2%	$18.80	St. Louis
							Timberlake	Chesterfield	MO	234,496	95.7%	95.7%		$27.47
Raleigh-Durham							Timberlake East	Chesterfield	MO	117,036	100.0%	100.0%		$26.67
Emperor Boulevard	Durham	NC	259,531	100.0%	100.0%	$32.26
							Minneapolis
							121 South 8th Street	Minneapolis	MN	297,209	92.7%	86.5%		$22.35
							801 Marquette Ave	Minneapolis	MN	129,821	91.8%	37.0%		$29.27
							Plaza Seven	Minneapolis	MN	330,096	91.9%	88.6%		$32.67

East Region Total			1,008,576	70.7%	67.6%	$24.65	Midwest Region Total			1,686,580	95.1%	88.9%		$28.89

(a)	Weighted Occupied Percentage for the nine months ended September 30, 2020.
(b)	Weighted Average GAAP Rent per Occupied Square Foot.
(c)	We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.

September 30, 2020| Page 15

Owned Portfolio Overview

				Percent	Wtd Occupied	GAAP					Percent	Wtd Occupied	GAAP
MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)	MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)

South Region							West Region

Dallas-Fort Worth							Denver
Legacy Tennyson Center	Plano	TX	207,049	100.0%	93.7%	$30.02	380 Interlocken	Broomfield	CO	240,359	73.1%	72.6%	$32.88
One Legacy Circle	Plano	TX	214,110	56.4%	45.5%	$37.14	1999 Broadway	Denver	CO	677,539	84.8%	79.8%	$32.69
Addison Circle	Addison	TX	289,325	83.7%	75.3%	$33.32	Greenwood Plaza	Englewood	CO	196,236	100.0%	100.0%	$25.04
Collins Crossing	Richardson	TX	300,887	83.5%	80.0%	$26.65	390 Interlocken	Broomfield	CO	241,512	99.4%	98.5%	$33.46
Liberty Plaza	Addison	TX	216,906	75.1%	72.8%	$22.96	1001 17th Street	Denver	CO	655,420	96.8%	97.7%	$36.74
							600 17th Street	Denver	CO	609,353	87.1%	86.0%	$31.89
Houston							West Region Total			2,620,419	89.7%	88.3%	$33.07
Park Ten	Houston	TX	157,460	71.7%	71.7%	$27.13
Eldridge Green	Houston	TX	248,399	100.0%	100.0%	$29.97	Total Owned Properties			9,915,671	84.3%	79.5%	$29.92
Park Ten Phase II	Houston	TX	156,746	95.0%	88.5%	$28.48
Westchase I & II	Houston	TX	629,025	56.3%	55.6%	$29.22

Miami-Ft. Lauderdale-West Palm Beach
Blue Lagoon Drive (c)	Miami	FL	213,182	73.1%	0.0%	$—

Atlanta
One Overton Park	Atlanta	GA	387,267	93.3%	84.6%	$24.09
One Ravinia	Atlanta	GA	386,602	88.5%	86.5%	$27.57
Two Ravinia	Atlanta	GA	411,047	69.2%	67.5%	$27.42
Pershing Plaza	Atlanta	GA	160,145	98.9%	98.8%	$33.28
999 Peachtree	Atlanta	GA	621,946	86.5%	85.9%	$33.44
South Region Total			4,600,096	80.2%	73.7%	$29.29

(a)	Weighted Occupied Percentage for the nine months ended September 30, 2020.
(b)	Weighted Average GAAP Rent per Occupied Square Foot.
(c)	We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.

September 30, 2020| Page 16

Managed Portfolio Overview

MSA / Property Name	City	State	Square Feet	MSA / Property Name	City	State	Square Feet

Southeast Region				Midwest Region

Atlanta				Indianapolis
Satellite Place	Duluth	GA	134,785	Monument Circle	Indianapolis	IN	213,760

Southeast Region Total			134,785	Midwest Region Total			213,760

				Total Managed			348,545

				Total Owned & Managed			10,264,216

September 30, 2020| Page 17

Tenants by Industry (By Square Feet)

Entertainment 2%
Technology 14%
Oil & Gas 13%
Legal Services 10%
Professional Services 10%
General Business Services 7%
Insurance 7%
Communications 6%
Medical & Social Services 5%
Real Estate 5%
Architecture & Engineering 5%
Other 4%
Banking 4%
Government 3%
Manufacturing 3%
Wholesalers 2%

September 30, 2020| Page 18

20 Largest Tenants with Annualized Rent and Remaining Term

			Remaining	Aggregate			% of Aggregate
	Tenant	Number of	Lease Term	Leased	% of Total	Annualized	Leased
	Name	Leases	in Months	Square Feet	Square Feet	Rent (a)	Annualized Rent

1	IQVIA Holdings Inc.	1	68	259,531	2.6%	$8,970,574	3.8%
2	CITGO Petroleum Corporation	1	17	248,399	2.5%	8,269,203	3.5%
3	Ovintiv USA Inc.	1	17	234,495	2.4%	9,937,161	4.2%
4	US Government (b)	2	4, 4, 124	226,140	2.3%	5,846,360	2.4%
5	Centene Management Company, LLC	3	33, 33, 33	216,879	2.2%	6,199,729	2.6%
6	Eversheds Sutherland (US) LLP	1	67	179,868	1.8%	6,048,032	2.5%
7	EOG Resources, Inc.	1	75	169,167	1.7%	6,052,795	2.5%
8	The Vail Corporation	1	114	164,636	1.7%	5,641,693	2.4%
9	Lennar Homes, LLC (c)	1	192	155,808	1.6%	—	0.0%
10	T-Mobile South, LLC dba T-Mobile	1	59	151,792	1.5%	4,027,042	1.7%
11	Citicorp Credit Services, Inc	1	83	146,260	1.5%	4,809,029	2.0%
12	Jones Day	1	8	140,342	1.4%	5,029,307	2.1%
13	Worldventures Holdings, LLC	2	112, 118	129,998	1.3%	3,954,086	1.6%
14	Kaiser Foundation Health Plan	1	44	120,979	1.2%	3,714,547	1.5%
15	Argo Data Resource Corporation (d)	1	35, 119	114,200	1.1%	3,280,966	1.4%
16	Giesecke & Devrient America	1	51	112,110	1.1%	2,153,633	0.9%
17	Randstad General Partner (US) (e)	1	9, 44	109,638	1.1%	2,826,613	1.2%
18	VMWare, Inc.	1	68	100,853	1.0%	3,311,004	1.4%
19	Deluxe Corporation (f)	1	193	94,302	1.0%	—	0.0%
20	Ping Identity Corp.	1	69	89,856	0.9%	3,490,906	1.5%

			Total	3,165,253	31.9%	$93,562,680	39.2%

Footnotes on next page

September 30, 2020| Page 19

20 Largest Tenants with Annualized Rent and Remaining Term

Footnotes:

(a) Annualized rent represents the monthly rent charged, including tenant reimbursements, for each lease in effect at September 30, 2020 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(b)	Includes 101,140 square feet, which expire in 2021. The remaining 125,000 square feet expire in 2031.
(c)	Lease and rent estimated to commence in January 2021.

(d) Includes 28,550 square feet, which expire in 2023. The remaining 85,650 square feet expire in 2030.

(e) Includes 98,695 square feet, which expire in 2021, and 10,943 square feet, which expire in 2024.

(f) Lease and rent commence on July 1, 2021.

September 30, 2020| Page 20

Leasing Activity (Owned Portfolio)

			Year	Year
	Nine Months Ended		Ended	Ended
Leasing Activity (a)	30-Sep-20	30-Sep-19	31-Dec-19	31-Dec-18
(in Square Feet - SF)
New leasing	347,000	444,000	534,000	397,000
Renewals and expansions	259,000	695,000	883,000	1,284,000
	606,000	1,139,000	1,417,000	1,681,000

Other information per SF
(Activity on a year-to-date basis)
GAAP Rents on leasing	$29.61	$32.73	$31.78	$31.02
Weighted average lease term	7.8 Years	8.6 Years	8.3 Years	7.2 Years

Increase or decrease over average GAAP rents in prior year (b)	11.8%	11.9%	10.9%	7.3%

Average free rent	6 Months	3 Months	3 Months	4 Months
Tenant Improvements	$33.80	$35.67	$34.44	$29.13
Leasing Costs	$10.71	$13.95	$13.51	$8.99

(a)  Leasing activity includes leasing at redevelopment properties. We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.

(b)  The increase or decrease percentage is calculated by comparing average GAAP rents at properties that had leasing activity in the current year to average GAAP rents at the same properties in the prior year.

September 30, 2020| Page 21

Lease Expirations by Square Feet (a) (Owned Portfolio)

(a)	Lease expirations include leases in redevelopment properties. We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.

September 30, 2020| Page 22

Lease Expirations with Annualized Rent per Square Foot (Owned Portfolio)

			Rentable			Annualized	Percentage
	Number of		Square			Rent	of Total
Year of	Leases		Footage		Annualized	Per Square	Annualized
Lease	Expiring		Subject to		Rent Under	Foot Under	Rent Under
Expiration	Within the		Expiring		Expiring	Expiring	Expiring	Cumulative
December 31,	Year (a)		Leases		Leases (b)	Leases	Leases	Total

2020	12	(c)	78,358		$2,807,571	$35.83	1.2%	1.2%
2021	67		808,890		24,405,631	30.17	10.2%	11.4%
2022	77		1,179,221		39,324,891	33.35	16.5%	27.9%
2023	65		661,959		20,402,508	30.82	8.5%	36.4%
2024	65		874,968		26,809,624	30.64	11.2%	47.6%
2025	56		853,755		23,453,100	27.47	9.8%	57.4%
2026	36		1,006,906		30,999,652	30.79	13.0%	70.4%
2027	17		646,910		21,274,503	32.89	8.9%	79.3%
2028	19		450,799		8,570,276	19.01	3.6%	82.9%
2029	12		405,689		12,876,199	31.74	5.4%	88.3%
2030 and thereafter	78		1,389,536	(d)	27,881,265	20.07	11.7%	100.0%
Leased total	504		8,356,991		$238,805,220	$28.58	100.0%
Vacancies as of 9/30/20			1,375,970
Redevelopment properties (e)			182,710
Total Portfolio Square Footage			9,915,671

(a)	The number of leases approximates the number of tenants. Tenants with lease maturities in different years are included in annual totals for each lease. Tenants may have multiple leases in the same year. Includes annualized rent from redevelopment properties. We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.
(b)	Annualized rent represents the monthly rent charged, including tenant reimbursements, for each lease in effect at September 30, 2020 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.
(c)	Includes 2 leases that are month-to-month.
(d)	Includes 117,089 square feet that are non-revenue producing building amenities.
(e)	Redevelopment properties include properties being developed, redeveloped, or where redevelopment is complete, but are in lease-up and that are not stabilized.

September 30, 2020| Page 23

Redevelopment Activity

(in 000's except square feet)								Estimated	Estimated
					Incurred	Percent	Estimated	Leased	Occupied
			Rentable	Anticipated	Through	Leased	Completion	Stabilization	Stabilization
Property Name	City	State	Square Feet	Investment (1)	30-Sep-20	30-Sep-20	Date	Date	Date

Redevelopment Activity

Redevelopment in Process
Blue Lagoon Drive (2)	Miami	FL	213,182	$39,900	$16,541	73.1%	31-Dec-20	31-Mar-21	1-Sep-21
Stonecroft	Chantilly	VA	111,469	18,462	1,405	0.0%	30-Jun-21	1-Jul-21	1-Dec-22
Total Office in Process			324,651	58,362	17,946

Redevelopment Complete But Not Stabilized
Forest Park (3)	Charlotte	NC	64,198	$5,718	$1,592	78.4%	30-Jun-20	30-Sep-20	1-Jul-21

Total			388,849	$64,080	$19,538

(1)	Anticipated Investment includes capitalized redevelopment costs, capitalized interest and lease-up costs.
(2)	Leased square feet was 155,808 as of September 30, 2020.
(3)	Leased square feet was 50,331 as of September 30, 2020.

September 30, 2020| Page 24

Capital Expenditures

(in thousands)				Nine Months
	For the Three Months Ended			Ended
	31-Mar-20	30-Jun-20	30-Sep-20	30-Sep-20

Tenant improvements	$10,716	$13,531	$8,022	$32,269
Deferred leasing costs	2,730	603	2,033	5,366
Non-investment capex	4,527	6,581	6,373	17,481
Total Capital Expenditures	$17,973	$20,715	$16,428	$55,116

	For the Three Months Ended				Year Ended
	31-Mar-19	30-Jun-19	30-Sep-19	31-Dec-19	31-Dec-19

Tenant improvements	$8,318	$10,169	$7,890	$15,874	$42,251
Deferred leasing costs	4,239	3,666	1,286	3,164	12,355
Non-investment capex	2,413	4,049	3,968	6,304	16,734
Total Capital Expenditures	$14,970	$17,884	$13,144	$25,342	$71,340

First generation leasing and investment capital was $13.7 million for nine months ended September 30, 2020 and $18.1 million for the year ended December 31, 2019.

September 30, 2020| Page 25

Transaction Activity (in thousands except for Square Feet)

Recent Acquisitions:	City	State	Square Feet	Date Acquired	Purchase Price
2016
Plaza Seven	Minneapolis	MN	325,796	6/6/16	$82,000
Pershing Plaza	Atlanta	GA	160,145	8/10/16	45,450
600 17th Street	Denver	CO	613,527	12/1/16	154,260

2015
Two Ravinia	Atlanta	GA	442,130	4/8/15	$78,000

Recent Dispositions:					Gross Sale	Gain (loss)
	City	State	Square Feet	Date Sold	Proceeds	on Sale
2017
Hillview	Milpitas	CA	36,288	1/6/17	$6,342	$2,289
East Baltimore	Baltimore	MD	325,445	10/20/17	32,547	(20,770)

2016
Lakeside I	Maryland Heights	MO	127,778	4/5/16	$20,189	$4,154
Federal Way	Federal Way	WA	117,010	12/16/16	7,500	(7,092)

2015
Willow Bend	Plano	TX	117,050	2/23/15	$20,750	$1,462
Eden Bluff	Eden Prairie	MN	153,028	3/31/15	28,000	9,000
Park Seneca	Charlotte	NC	109,699	5/13/15	8,150	949
Montague	San Jose	CA	145,561	12/9/15	30,250	12,251

September 30, 2020| Page 26

Loan Portfolio of Secured Real Estate (in thousands)

(dollars in thousands, except footnotes)			Maximum	Amount	Interest
		Maturity	Amount	Outstanding	Rate at
Sponsored REIT	Location	Date	of Loan	30-Sep-20	30-Sep-20

Mortgage loan secured by property
FSP Monument Circle LLC (1)	Indianapolis, IN	6-Dec-20	21,000	21,000	7.19%

			$21,000	$21,000

(1)	Includes an origination fee of $164,000 and an exit fee of $38,000 when repaid by the borrower.

September 30, 2020| Page 27

Net Asset Value Components

(in thousands except per share data)
	As of	Assets:		Other information:
	30-Sep-20	Loans outstanding on secured RE	$21,000	Leased SF to be FFO producing
Total Market Capitalization Values		Investments in SARs (book basis)	—	In 2020 and 2021 (in 000's)	390
Shares outstanding	107,328.2	Straight-line rent receivable	71,033
Closing price	$3.66	Asset held for sale	—	Straight-line rental revenue current quarter	$1,293
Market capitalization	$392,821	Cash, cash equivalents and restricted cash	4,840
Debt	1,000,000	Tenant rent receivables	4,007	Management fee income current quarter	$16
Total Market Capitalization	$1,392,821	Prepaid expenses	3,326	Interest income from secured loans	386
		Office computers and furniture	178	Management fees and interest income from loans	$400
		Other assets:
	3 Months	Deferred financing costs, net	5,671
	Ended	Other assets: Derivative Market Value	—
NOI Components	30-Sep-20	Other assets - Right-to-Use Asset	1,541
			$111,596
Same Store NOI (1)	$32,088
Acquisitions (1) (2)	—	Liabilities:		Footnotes to the components
Property NOI (1)	32,088	Debt (excluding contra for unamortized financing costs)	$1,000,000
Full quarter adjustment (3)	—	Accounts payable & accrued expenses	73,539	(1) See pages 11 & 30 for definitions and reconciliations.
Stabilized portfolio	$32,088	Tenant security deposits	9,435
		Other liabilities: lease liability	1,627	(2) Includes NOI from acquisitions not in Same Store.
		Other liabilities: derivative liability	20,157
Financial Statement Reconciliation:			$1,104,758	(3) Adjustment to reflect property NOI for a full quarter in the quarter acquired, if necessary.
Rental Revenue	$61,834
Rental operating expenses	(16,730)			(4) HB3 Tax in Texas is classified as an income tax, though we treat it as a real estate tax in Property NOI.
Real estate taxes and insurance	(12,279)
NOI from dispositions & redevelopment properties	(109)			(5) Management & other fees are eliminated in consolidation but included in Property NOI.
Taxes (4)	(71)
Management & other fees (5)	(557)
Property NOI (1)	$32,088

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Appendix: Non-GAAP Financial Measure Definitions

Definition of Funds From Operations (“FFO”)

The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders.  The Company defines FFO as net income or loss (computed in accordance with GAAP), excluding gains (or losses) from sales of property, hedge ineffectiveness, acquisition costs of newly acquired properties that are not capitalized and lease acquisition costs that are not capitalized plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

FFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.

Other real estate companies and the National Association of Real Estate Investment Trusts, or NAREIT, may define this term in a different manner. We have included the NAREIT FFO definition as of May 17, 2016 in the table on page 9 and note that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do.

We believe that in order to facilitate a clear understanding of the results of the Company, FFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

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Appendix: Non-GAAP Financial Measure Definitions

Definition of Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)
and Adjusted EBITDA

EBITDA is defined as net income or loss plus interest expense, income tax expense and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA excluding hedge ineffectiveness, gains and losses on sales of properties or shares of equity investments or provisions for losses on assets held for sale or equity investments. EBITDA and Adjusted EBITDA are not intended to represent cash flow for the period, are not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and are not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA and Adjusted EBITDA are presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA or Adjusted EBITDA the same way, this presentation may not be comparable to similarly titled measures of other companies. The Company believes that net income or loss is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA and Adjusted EBITDA.

Definition of Property Net Operating Income (Property NOI)

The Company provides property performance based on Net Operating Income, which we refer to as NOI. Management believes that investors are interested in this information. NOI is a non-GAAP financial measure that the Company defines as net income or loss (the most directly comparable GAAP financial measure) plus general and administrative expenses, depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges, interest expense, less equity in earnings of nonconsolidated REITs, interest income, management fee income, hedge ineffectiveness, gains or losses on the sale of assets and excludes non-property specific income and expenses. The information presented includes footnotes and the data is shown by region with properties owned in the periods presented, which we call Same Store. The comparative Same Store results include properties held for the periods presented and exclude properties that are redevelopment properties.  We also exclude properties that have been placed in service, but that do not have operating activity for all periods presented, dispositions and significant nonrecurring income such as bankruptcy settlements and lease termination fees.  We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.  NOI, as defined by the Company, may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income or loss as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

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Appendix: Non-GAAP Financial Measure Definitions

Definition of Adjusted Funds From Operations (AFFO)

The Company also evaluates performance based on Adjusted Funds From Operations, which we refer to as AFFO.  The Company defines AFFO as (1) FFO, (2) excluding our proportionate share of FFO and including distributions received, from non-consolidated REITs, (3) excluding the effect of straight-line rent, (4) plus the amortization of deferred financing costs, (5) plus the value of shares issued for compensation and (6) less recurring capital expenditures that are generally for maintenance of properties, which we call non-investment capex or are second generation capital expenditures.  Second generation costs include re-tenanting space after a tenant vacates, which include tenant improvements and leasing commissions.

We exclude development/redevelopment activities, capital expenditures planned at acquisition and costs to reposition a property. We also exclude first generation leasing costs, which are generally to fill vacant space in properties we acquire or were planned for at acquisition.

AFFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.  Other real estate companies may define this term in a different manner.  We believe that in order to facilitate a clear understanding of the results of the Company, AFFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

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Investor Relations Contact

Georgia Touma ~ 877.686.9496
InvestorRelations@fspreit.com

Franklin Street Properties Corp.
401 Edgewater Place ~ Wakefield, MA 01880
www.fspreit.com

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